   As Filed with the Securities and Exchange Commission on December 17, 1996
                                                             File No. 333-11259
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                        POST-EFFECTIVE AMENDMENT NO 1.
                                  TO FORM S-3
                             Registration Statement
                                     Under
                           The Securities Act of 1933

                                ----------------

MCI COMMUNICATIONS CORPORATION                     Delaware                            52-0886267

 (Exact name of registrant as             (State or other jurisdiction              (I.R.S. Employer
   specified in its Charter)            of incorporation or Organization)          Identification No.)

                         1801 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006
                                 (202) 872-1600

         (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)


                           Michael H. Salsbury, Esq.
                            Executive Vice President
                                      and
                                General Counsel
                         MCI Communications Corporation
                         1801 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006
                                 (202) 872-1600

           (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                    Copy to:

                            Peter S. Kolevzon, Esq.
                                 Kramer, Levin,
                               Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100


===============================================================================

                                EXPLANATORY NOTE


        This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-11259) is being filed for the sole purpose of deregistering 84,343 shares of MCI Communications Corporation Common Stock, par value $.10 per share, previously registered under the Registration Statement and which remain unsold, in accordance with Item 17(4) in Part II of the Registration Statement relating to certain undertakings.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, MCI Communications Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington and District of Columbia on December 17, 1996.

                                        MCI COMMUNICATIONS CORPORATION


                                        By: /s/ Bert C. Roberts, Jr.
                                            ---------------------------------
                                            Bert C. Roberts, Jr.
                                            Chairman



        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following Officers and Directors of MCI Communications Corporation on December 17, 1996 in the capacities indicated below.

        SIGNATURE                               TITLE


/s/ Gerald H. Taylor
---------------------------------       Principal Executive Officer, Director
Gerald H. Taylor


/s/ Douglas L. Maine
---------------------------------       Principal Financial Officer
Douglas L. Maine


/s/ David M. Case
---------------------------------       Principal Accounting Officer
David M. Case


/s/ Clifford L. Alexander, Jr.
---------------------------------       Director
Clifford L. Alexander, Jr.

/s/ Judith C. Areen
---------------------------------       Director
Judith C. Areen


/s/ Michael H. Bader
---------------------------------       Director
Michael H. Bader


/s/ Sir Peter L. Bonfield
---------------------------------       Director
Sir Peter L. Bonfield


/s/ Richard M. Jones
---------------------------------       Director
Richard M. Jones


/s/ Gordon S. Macklin
---------------------------------       Director
Gordon S. Macklin



---------------------------------       Director
Sir Colin M. Marshall



---------------------------------       Director
K. Rupert Murdock



---------------------------------       Director
J. Keith Oates


/s/ Bert C. Roberts, Jr.
---------------------------------       Director
Bert C. Roberts, Jr.

/s/ Richard B. Sayford
---------------------------------       Director
Richard B. Sayford


/s/ Judith Whittaker
---------------------------------       Director
Judith Whittaker


/s/ John R. Worthington
---------------------------------       Director
John R. Worthington